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                                                                   Exhibit 10.28

                  SECURITIES PURCHASE AGREEMENT, dated as of February 27, 2003, among the PURCHASERS named in, and residing at the locations set forth in below their respective names on the signature pages hereto (the "Purchasers"); TITAN PCB EAST, INC., a Delaware corporation and a wholly-owned subsidiary of Company with offices at 1855 Norman Avenue, Santa Clara, California 95054-2029 (the "Company"); and VENTURES-NATIONAL INCORPORATED, a Utah corporation with offices at 1855 Norman Avenue, Santa Clara, California 95054-2029 (the "Guarantor").

                                  INTRODUCTION

                  The Purchasers desire to acquire from the Company, and the Company desires to issue and sell to the Purchasers, (i) a promissory note in the aggregate principal amount of $640,000, in the form attached hereto as Exhibit A, issued in the name of Personal Resources Management, Inc., as agent (the "Purchasers' Agent") for the Purchasers (the "Note"), and (ii) an aggregate of 320,000 shares of common stock, par value $0.001 per share, of VNI (the "Shares" and together with the Note, the "Securities"), as hereinafter provided, and the Purchasers desire to purchase the Securities.

                  NOW THEREFORE, in consideration of respective covenants, promises, and obligations contained herein, the parties hereto hereby agree as follows:

I. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Section 1.01 Suitable Investment. With respect to individual or partnership tax and other economic considerations involved in this investment, such Purchaser is not relying on the Company. Such Purchaser has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax, accounting, and financial advisors the suitability of an investment in the Securities for the undersigned's particular tax and financial situation and has determined that the Securities being purchased by such Purchaser are a suitable investment for such Purchaser. Such Purchaser and/or such Purchaser's adviser(s) has/have had a reasonable opportunity to ask questions of, and receive answers from, a person or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of the undersigned. Such Purchaser recognizes that investment in the Securities involves substantial risks, including loss of the entire amount of such investment. Further, such Purchaser has carefully read and considered the matters set forth in VNI's public filings made with the Securities and Exchange Commission, and has taken full cognizance of, and understands all of, the risks related to the business and operations of VNI.

Section 1.02 Investment Intent; Authority. Such Purchaser is acquiring an interest in the Note and the Shares for investment for such Purchaser's own account, and not as nominee or agent for investment and not with a view to or for resale in connection with any distribution or public offering thereof within the meaning of the Securities Act. Such Purchaser has not offered or sold any portion of the Securities being acquired nor does such Purchaser have any present intention of dividing such Securities with others or of selling, distributing, or otherwise disposing of any portion of such Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance in violation of the Securities Act. The Company has no obligation to register the Securities. Such Purchaser has the full right, power, authority and capacity to enter into and perform this Agreement and this Agreement will constitute a valid and binding obligation of such Purchaser.

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Section 1.03 Securities Not Registered. Such Purchaser understands and acknowledges that neither the Note nor the Shares will be registered under the Securities Act or qualified under any state securities laws in reliance upon one or more exemptions from registration or qualification under the Securities Act of 1933, as amended (the "Securities Act") and such state securities laws, and that the Company's reliance upon such exemption is predicated upon the Purchaser's representations set forth in this Agreement. The Purchaser understands and acknowledges that resale of the Note and the Shares may be restricted indefinitely unless they are subsequently registered under the Securities Act and qualified under state law or an exemption from such registration and such qualification is available.

Section 1.04 No Transfer. Such Purchaser will not dispose of its interest in the Note or the Shares other than in conjunction with an effective registration statement or exemption from registration under the Securities Act and other than in compliance with the applicable state securities laws.

Section 1.05 Accredited Investor. Such Purchaser is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect. Such Purchaser acknowledges that such Purchaser has been given access to the kind of financial and other information about the Company as would be contained in a registration statement filed under the Securities Act.

Section 1.06 Disclosure Materials. Such Purchaser acknowledges that all documents, records, and books pertaining to this investment which the undersigned has requested have been made available for inspection by the undersigned, the undersigned's attorney, accountant, or adviser(s).

Section 1.07 Restrictive Legend. Such Purchaser acknowledges that the Note and the certificates representing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form and that the Company may issue stop transfer instructions to the transfer agent of such securities:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE DISPOSED OF OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE CORPORATION, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL AND STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE AT THE OPTION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF STOCKHOLDER'S COUNSEL, IN FORM AND SUBSTANCE ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT."

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II. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND VNI

         The Company and VNI each represents and warrants to the Purchasers as follows:

Section 2.01      Organization and Qualification.

                  Each of Company and VNI is a corporation duly organized, validly existing, and in good standing under the laws of its respective jurisdiction of incorporation, with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its respective properties and assets and to carry on the respective business in which it is now engaged and the respective business in which it contemplates engaging. Each of Company and VNI is duly qualified to transact the respective business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its business makes such qualification necessary.

Section 2.02      Authority to Sell.

                  The Company has all requisite corporate power and authority to execute, deliver, and perform this Agreement; and VNI has all requisite corporate power and authority to execute, deliver, and perform this Agreement. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance of this Agreement and all necessary corporate proceedings of VNI have been duly taken to authorize the execution, delivery, and performance of this Agreement. This Agreement has been duly authorized, executed, and delivered by Company, is the legal, valid, and binding obligation of Company, and is enforceable as to Company in accordance with its respective terms. This Agreement has been duly authorized, executed, and delivered by VNI, is the legal, valid, and binding obligation of Company, and is enforceable as to VNI in accordance with its respective terms.

Section 2.03      Validity of Shares.

                  The Shares, when issued in accordance with the terms and provisions of this Agreement, will be validly authorized and issued, fully paid, and nonassessable.

III. PURCHASE AND SALE OF NOTE AND SHARES.

Section 3.01 Purchase and Sale. On the basis of the representations, warranties, covenants, and agreements contained in this Agreement and subject to the terms and conditions of this Agreement:

                  (a) The Company agrees to sell and deliver to the Purchasers' Agent, on behalf of the Purchasers, and the Purchasers agree to purchase from the Company, (i) the Note and (ii) the Shares, which Shares shall be represented by share certificates registered in the name of each Purchaser in the amount set forth below each Purchaser's name on the signature pages hereto.

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                  (b) In consideration for the Securities, at the Closing,
Purchasers' Agent shall deliver to the Company by delivery of a check or checks made out to Reitler Brown LLC Escrow Account f/b/o Titan PCB East, Inc., Six Hundred and Forty Thousand Dollars ($640,000) (the "Purchase Price").

Section 3.02      The Closing.

                  The closing of the transactions contemplated by Section 3.01 shall take place at the offices of Reitler Brown LLC, 800 Third Avenue, 21st Floor, New York, New York 10022, at 9:00 a.m., local time, on February 25, 2003. The closing may occur at such different place, such different time, or such different date or a combination thereof as VNI, the Company and the Purchasers agree in writing. The closing of the transactions contemplated by Sections 3.01 is herein called the "Closing." If the Closing shall not take place by the close of business on such date, then the parties not at fault shall, in addition to all other rights and remedies available at law or in equity against the defaulting parties, have the right to cancel and terminate this Agreement.

Section 3.03      Indemnity Against Liabilities.

                  Each Purchaser agrees to indemnify and hold harmless the Company, VNI and their respective officers, directors, employees, counsel, agents, and stockholders, in each case past, present, or as they may exist at any time after the date of this Agreement, and each person, if any, who controls, controlled, or will control any of them within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (the "Indemnities"), against any and all losses, liabilities, damages, and expenses whatsoever (which shall include counsel fees and any and all expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with (a) any breach of any representation, warranty, covenant, or agreement of such Purchaser contained in this Agreement, and (b), if the Closing takes place, any act, alleged act, omission, or alleged omission occurring at or prior to the Closing (including without limitation any which arise out of, are based upon, or are in connection with any of the transactions contemplated hereby).

IV. MISCELLANEOUS

Section 4.01      Further Actions.

                  At any time and from time to time, each party agrees, at its or his expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

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Section 4.02      Availability of Equitable Remedies.

                  Since a breach of the provisions of this Agreement could not adequately be compensated by money damages, any party shall be entitled, either before or after the Closing, in addition to any other right or remedy available to it, to an injunction restraining such breach or a threatened breach and to specific performance of any such provision of this Agreement, and in either case no bond or other security shall be required in connection therewith, and the parties hereby consent to the issuance of such an injunction and to the ordering of specific performance.

Section 4.03      Survival.

                  The covenants, agreements, representations, and warranties contained in or made pursuant to this Agreement shall survive the Closing and any delivery of shares of Company Common Stock by the Company or VNI, irrespective of any investigation made by or on behalf of any party.

Section 4.04      Modification.

                  This Agreement and the Exhibits hereto set forth the entire understanding of the parties with respect to the subject matter hereof, supersede all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party with the approval of the Board of Directors of each corporate party.

Section 4.05      Notices.

                  Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested (or by the most nearly comparable method if mailed from or to a location outside of the United States) or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given at the address of such party set forth on the signature pages hereto (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 4.05) with a copy to each of the other parties hereto. Any notice given to any corporate party shall be addressed to the attention of the Chairman of the Board. Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 4.05. Any notice or other communication given by certified mail (or by such comparable method) shall be deemed given at the time of certification thereof (or comparable act), except for a notice changing a party's address which will be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 4.05 shall be deemed given at the time of receipt thereof. A copy of any and all notices to the Company and/or VNI shall be delivered in accordance with this section to Reitler Brown LLC, 800 Third Avenue, 21st Floor, New York, New York 10022, Attention: Robert Steven Brown, Esq.

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Section 4.06      Waiver.

                  Any waiver by any party of a breach of any term of this Agreement shall not operate as or be construed to be a waiver of any other breach of that term or of any breach of any other term of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

Section 4.07      Binding Effect.

                  The provisions of this Agreement shall be binding upon and inure to the benefit of the Company, and VNI and their respective successors and assigns and the Purchasers and their assigns, heirs, and personal representatives, and shall inure to the benefit of each Indemnitee and its successors and assigns (if not a natural person) and his assigns, heirs, and personal representatives (if a natural person).

Section 4.08      No Third Party Beneficiaries.

                  This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement (except as provided in Section 4.07).

Section 4.09      Separability.

                  If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

Section 4.10      Headings.

                  The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

Section 4.11      Counterparts; Governing Law.

                  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by and construed in accordance with the laws of New York, without giving effect to conflict of laws.

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         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                 VENTURES-NATIONAL INCORPORATED


                                 By: /s/ David M. Marks
                                     ----------------------------------
                                     Name:  David M. Marks
                                     Title:  Chairman


                                 TITAN PCB EAST, INC.


                                 By: /s/ David M. Marks
                                     ----------------------------------
                                     Name:  David M. Marks
                                     Title:

                                 PERSONAL RESOURCES MANAGEMENT, INC.


                                 By: /s/ Fredric Kudish
                                     ----------------------------------
                                 Name: Fredric Kudish
                                 Title: President


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                        PURCHASERS

                                 By: /s/ Robert Bitton
                                    -------------------------------
                                 Name: Robert Bitton



                                    -------------------------------


                                 By: /s/ John De Wees
                                    -------------------------------
                                 Name: John De Wees



                                    -------------------------------


                                 By: /s/ Charles E Gross, Jr
                                    -------------------------------
                                 Name: Charles E. Gross Jr



                                    -------------------------------

                                      William F Morando, Mary Ann Chicosky TTEE u/w/o William R Morando

                                 By: /s/ William F Morando
                                    -------------------------------
                                 Name: William F Morando
                                 Title: Trustee


                                 By: /s/ Mary Ann Chicosky
                                    -------------------------------
                                 Name: Mary Ann Chicosky
                                 Title: Trustee


                                    -------------------------------


                                 By: /s/ William F Morando
                                    -------------------------------
                                 Name: William F Morando

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                                 -----------------------------


                                 By: /s/ Leah Rapps
                                    -------------------------------
                                 Name: Leah Rapps